32nd Annual J.P. Morgan Healthcare Conference

geron

John Scarlett, M.D.
Chief Executive Officer
January 15, 2014

geron

forward-looking
statements

Except for statements of historical fact, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding: anticipated timelines for data reporting and planned clinical trial initiation; imetelstat's clinical activity in the bone marrow, its potential to be disease modifying and other statements regarding its potential therapeutic benefit; development plans for imetelstat and potential milestones and costs related thereto, and the timing thereof; the number and types of indications we may pursue; the ability to manage myelosuppression or other adverse events, or liver function test abnormalities, through dose hold rules, dose modifications or other changes to clinical procedures; and other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties regarding: our reliance on the conduct of and data from investigator-sponsored trials of imetelstat and our ability to advance imetelstat to subsequent Geron-sponsored clinical trials; the fact that preliminary efficacy and safety data that we have reported from the Mayo Clinic investigator-sponsored trial of imetelstat may be materially different from the final data generated in the trial, and that one or more of the efficacy or safety outcomes in the Mayo Clinic investigator-sponsored trial may materially change as patient treatment and enrollment continue and additional and updated patient data becomes available; the risk that adverse safety events could cause the benefit-risk profile for imetelstat to become unacceptable, including without limitation as a result of the inability to manage myelosuppression or other adverse events, or liver function test abnormalities, through dose hold rules, dose modifications or other changes to clinical procedures; numerous risks and uncertainties with regard to manufacturing imetelstat; and those other risks and uncertainties inherent in the development of potential therapeutic products such as successful company-sponsored clinical trial results, technical, scientific and regulatory challenges, sufficient capital resources, limitations on our freedom to operate arising from intellectual property of others, and challenges or enforcement of Geron's intellectual property rights. More detailed additional information and factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Geron's periodic reports filed with the Securities and Exchange Commission primarily under the heading "Risk Factors", including in Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2013. Undue reliance should not be placed on Geron's forward-looking statements, and Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

advancing clinical development of imetelstat in hematologic myeloid malignancies

- **Imetelstat: differentiated and proprietary oncology product**
  - first telomerase inhibitor in clinical development
  - discovered and developed by Geron; IP through 2025 with patent extension expected beyond
  - may selectively inhibit telomerase-driven proliferation of malignant cells in bone marrow, targeting the underlying disease
- **Development plan for myelofibrosis and other hematologic myeloid malignancies with unmet needs**
  - initiate multi-center Phase 2 trial in myelofibrosis in 1H 2014
    - identify dosing regimen to optimize benefit-risk profile and define and validate components of a composite remission endpoint for randomized Phase 3 trial to support potential full approval
  - sponsor potential pilot studies in myelodysplastic syndromes and acute myelogenous leukemia
- **Data from two clinical trials that show disease-modifying activity**
  - **myelofibrosis:** remissions (CR+PR) observed in 5 out of the first 22 patients included in the preliminary data from the Mayo Clinic investigator-sponsored trial (IST) as presented at ASH 2013
    - overall response (CR+PR+CI) rate of 40.9% (9/22 patients)
    - no patients with CR, PR or CI have lost their response to date per investigator
  - **essential thrombocythemia:** durable hematologic and molecular responses in Phase 2 trial presented at ASH 2012 and updated at EHA 2013 provided proof-of-concept

imetelstat
a telomerase inhibitor

Telomerase enzyme:

- Adds nucleotide repeats to offset the loss of telomeric DNA occurring with each replication cycle
- Not active in somatic cells; transiently upregulated in normal hematopoietic progenitor cells to maintain telomeres and support controlled proliferation
- Highly upregulated in malignant progenitor cells, enabling continued and uncontrolled proliferation

Inhibiting telomerase activity as an approach to treating cancer:

- Limits proliferative capacity of malignant cells, particularly progenitor cells


Telomerase
(hTERT)
RNA Template
(hTR)
AUCCCAAUCUGUU
TAGGGTTAGACAA
TTAGGG
Telomere
Imetelstat

imetelstat binds to RNA template
preventing maintenance of telomeres

Imetelstat: a novel first-in-class telomerase inhibitor

- **Proprietary:** 13-mer thio-phosphoramidate oligonucleotide complementary to telomerase RNA template, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Long half-life** in bone marrow, spleen, liver: estimated human t½ = 41 hrs with doses 7.5 – 11.7 mg/kg
- **Potent competitive inhibitor** of telomerase enzyme activity: IC50 = 0.5-10 nM (cell-free)
- **Studied by Geron in 374 patients** as a single agent or in combination with standard therapies (primarily solid tumors)

hematologic myeloid malignancies
arise from malignant progenitors in the bone marrow


platelets
(abnormal)
essential thrombocythemia
(ET)
red blood cells
(abnormal)
polycythemia vera (PV)
malignant
myeloid
progenitor
collagen and
reticulin fibers
(fibrosis)
myelofibrosis (MF)
malignant
clone
acute myelogenous leukemia
(AML)
myelodysplastic syndromes
(MDS)

essential thrombocythemia
proof-of-concept for selective effect on malignant clone


malignant
myeloid
progenitor
malignant
clone
platelets
(abnormal)
essential thrombocythemia
(ET)
red blood cells
(abnormal)
polycythemia vera (PV)
collagen and
reticulin fibers
(fibrosis)
myelofibrosis (MF)
acute myelogenous leukemia
(AML)
myelodysplastic syndromes
(MDS)

- 100% hematologic response rate (18/18)
  - **durable:** median time on therapy is 14 months (range 3 months - 2.5 years)
- 88% molecular response rate (7/8)
  - **deep:** JAK2V617F allele burden reduced by between 72% to 96%
  - **durable:** maintained in 86% (6/7) patients

ET Phase 2 data: Presented at the 2013 EHA Congress Abstract #4398 (Gabriela Baerlocher)

broader imetelstat opportunities
in other diseases driven by malignant progenitors



platelets
(abnormal)
essential thrombocythemia
(ET)
red blood cells
(abnormal)
polycythemia vera (PV)
malignant
myeloid
progenitor
malignant
clone
collagen and
reticulin fibers
(fibrosis)
myelofibrosis (MF)
acute myelogenous leukemia
(AML)
myelodysplastic syndromes
(MDS)

unmet medical needs
in hematologic myeloid malignancies

myelofibrosis (MF)

- ~3,000 cases diagnosed per year in the US
- ~13,000 people in the US living with MF
- drug therapies include: ruxolitinib, hydroxyurea
- median survival: ~1-3 years for intermediate-2 or high risk disease

acute myelogenous leukemia (AML)

- ~13,000 cases diagnosed per year in the US
- ~37,000 people in the US living with or in remission from AML
- drug therapies include: cytotoxic agents
- poor prognosis following relapse from initial remission
- ~25% of patients diagnosed are alive after 5 years

myelodysplastic syndromes (MDS)

- ~12,000 cases diagnosed per year in the US
- up to ~60,000 people in the US living with MDS
- drug therapies include: hypomethylating agents, IMiDs, ATG, cyclosporine
- median survival: ~1-3 years for intermediate or high risk disease

focus on myelofibrosis (MF)
disease process and characteristics

- **Malignant clonal proliferation** and atypical megakaryocytic hyperplasia leads to bone marrow fibrosis and impaired hematopoiesis
  - **Fibrosis** thought to be induced by cytokines produced by the malignant progenitor cell clone[1]
  - Abnormal cytokine expression is also thought to result in **constitutional symptoms** (e.g., fever, weight loss, night sweats, pruritis) present in approximately 35%[2] of patients
  - Impaired bone marrow hematopoiesis shifts blood production to spleen and liver (palpable **splenomegaly** in approximately 80%[3] of patients)
- **Serious and life-threatening** illness
  - Leukemic transformation to AML (blast-phase MF)
  - Thrombohemorrhagic complications associated with dysfunctional hematopoiesis


malignant myeloid progenitor
telomerase
cytokines
malignant clone
multiple myeloid precursors
collagen and reticulin fibers (fibrosis)


normal bone marrow


advanced fibro-osteosclerosis

the unmet medical need in MF

addressing the underlying malignant process

2013 IWG criteria for response in myelofibrosis[1]

Response	Criteria	JAK inhibitors
CR: complete remission	• normal cellularity and reversal of bone marrow fibrosis ***and*** • normal peripheral blood counts and smears ***and*** • complete resolution of symptoms and splenomegaly	☐
PR: partial remission	• as CR without bone marrow response ***or*** • as CR with bone marrow response but without full recovery of peripheral blood counts	☐
CI: clinical improvement	• anemia, spleen ***or*** symptoms response ***and*** • no progressive disease or increase in severity of anemia, thrombocytopenia or neutropenia	☑
spleen response / anemia response / symptoms response	• improvements in splenomegaly, anemia ***or*** symptoms • stabilization of the other criteria ***not*** required	☑

Duration must be ≥12 weeks to qualify as a response under any category

[1]Tefferi, A et al. Revised response criteria for myelofibrosis: International Working Group-Myeloproliferative neoplasms Research and Treatment (IWG-MRT) and European LeukemiaNet (ELN) consensus report. Blood 122: 1395-1398, 2013

intermediate-2 and high risk MF patients have a poor prognosis

Dynamic International Prognostic Scoring System (DIPSS) Plus[1]

- **Eight risk factors for inferior survival:**
  - Red blood cell transfusion need
  - Anemia
  - Thrombocytopenia
  - Leukocytosis
  - Circulating blasts ≥1%
  - Constitutional symptoms
  - Unfavorable karyotype
  - Age >65 years

Prognostic category	Number of risk factors	Median survival
High risk	**4-8**	**1.3 years**
Intermediate-2 risk	**2-3**	**2.9 years**
Intermediate-1 risk	1	6.5 years
Low risk	0	15.4 years



Low risk
Intermediate-1 risk
Intermediate-2 risk
High risk
P < .001
Survival (proportion)
100
80
60
40
20
0
50
100
150
200
250
300
350
400
Time (months)

[1]Gangat et al. DIPSS Plus: A Refined Dynamic International Prognostic Scoring System for Primary Myelofibrosis That Incorporates Prognostic Information From Karyotype, Platelet Count, and Transfusion Status. JCO 2011, 29:392-397

investigator-sponsored single center
study of imetelstat in myelofibrosis

Principal Investigator & Study Sponsor:
Ayalew Tefferi, MD – Mayo Clinic, Rochester

High risk or intermediate-2 (DIPSS Plus)

Primary or secondary (post-PV or post-ET) myelofibrosis

→

Single Agent Imetelstat
2hr i.v. infusion

Cohort A:
9.4 mg/kg q3 weeks*

Cohort B:
9.4 mg/kg weekly cycle 1, then q3 weeks*

→

***1° Endpoint*:**
- Overall response rate (CR, PR or CI) per IWG criteria

***2° Endpoints*:**
- Spleen response
- Anemia response
- Safety/tolerability

* Dose reductions and dose holds allowed for toxicity

preliminary efficacy data suggest differentiated activity in MF

	Arm A (n = 11)	Arm B (n = 11)	Total (n = 22)
Best Response by 2013 IWG criteria	N (%)	N (%)	N (%)
Overall Response (CR+PR+CI)	3 (27.3%)	6 (54.5%)	9 (40.9%)
Remission (CR+PR)	**2 (18.2%)**	**3 (27.3%)**	**5 (22.7%)**
Complete Remission (CR)	2 (18.2%)[1]	1 (9.1%)	3 (13.6%)
Partial Remission (PR)		2 (18.2%)	2 (9.1%)
Clinical Improvement (CI)	1 (9.1%)	3 (27.3%)[2]	4 (18.2%)

Pending 12-week durability assessment:

[1]One patient who met the PR criteria on 4/30/2013 and converted to CR on 10/9/2013 (Arm A)

[2]One patient who met CI-by Liver Response on 10/14/2013 (Arm B)

- Median time to onset of CR or PR was 2.8 months (range 1.4 – 3.0)
- **No patients with CR, PR or CI have lost response as of January 2014 per investigator**

Geron's analysis of Mayo Clinic IST preliminary efficacy data as of Oct 2013 from first 22 patients enrolled presented at Geron Investor & Analyst Event Dec 2013

remissions observed in preliminary data suggest disease-modifying activity in MF

Patient	Demo-graphics	Prior Therapy Includes	Bone Marrow	Anemia or Transfusion Requirement	Leuko-cytosis	Thrombo-cytosis	Leuko-erythro-blastosis	Organo-megaly by Palpation	Symptoms	Best Response per IWG
Arm A										
1	PMF, Int-2 risk	HU, IMiDs	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	n/a	**CR**

PMF = primary myelofibrosis; Post-ET MF = post-essential thrombocythemia myelofibrosis
HU = hydroxyurea; IMiDs = immunomodulatory agents; JAKi = JAK inhibitor
CR = complete remission; PR = partial remission; Complete response = resolution or normalization of blood counts; n/a = not applicable (not present at baseline)

patient 1 case report: histology shows bone marrow complete remission

Baseline (12/17/12) | **7-months** post-imetelstat therapy (7/15/13)


(400x)
(400x)
(400x)
(400x)
Reticulin stain grade 2-3
Reticulin stain grade 0-1

geron

remissions observed in preliminary data suggest disease-modifying activity in MF

Patient	Demo-graphics	Prior Therapy Includes	Bone Marrow	Anemia or Transfusion Requirement	Leuko-cytosis	Thrombo-cytosis	Leuko-erythro-blastosis	Organo-megaly by Palpation	Symptoms	Best Response per IWG
Arm A										
1	PMF, Int-2 risk	HU, IMiDs	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	n/a	**CR**
2	PMF, Int-2 risk	JAKi	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	Weight loss: resolved	**CR****

PMF = primary myelofibrosis; Post-ET MF = post-essential thrombocythemia myelofibrosis
HU = hydroxyurea; IMiDs = immunomodulatory agents; JAKi = JAK inhibitor
CR = complete remission; PR = partial remission; Complete response = resolution or normalization of blood counts; n/a = not applicable (not present at baseline)

** Pending 12-week duration: met PR criteria on 4/30/2013 and converted to CR on 10/9/2013

patient 2 case report: histology shows bone marrow complete remission

Baseline (1/28/13) | **5.5-months** post imetelstat therapy


(100x)
(400x)
(400 x)
(400x)
Reticulin stain grade 3
Reticulin stain grade 0-1

Preliminary data presented at the 2013 ASH Annual Meeting Abstract #662 (Tefferi A, et al.)

remissions observed in preliminary data suggest disease-modifying activity in MF

Patient	Demo-graphics	Prior Therapy Includes	Bone Marrow	Anemia or Transfusion Requirement	Leuko-cytosis	Thrombo-cytosis	Leuko-erythro-blastosis	Organo-megaly by Palpation	Symptoms	Best Response per IWG
Arm A										
1	PMF, Int-2 risk	HU, IMiDs	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	n/a	**CR**
2	PMF, Int-2 risk	JAKi	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	Weight loss: resolved	**CR****
Arm B										
3	Post-ET MF, High risk	HU	CR	n/a	Complete Response*	Complete Response	CR	Spleen 10cm: resolved	Night sweats: resolved	**CR**

PMF = primary myelofibrosis; Post-ET MF = post-essential thrombocythemia myelofibrosis
HU = hydroxyurea; IMiDs = immunomodulatory agents; JAKi = JAK inhibitor
CR = complete remission; PR = partial remission; Complete response = resolution or normalization of blood counts; n/a = not applicable (not present at baseline)
* Marked leukocytosis or white blood cells (WBC) ≥ 25 x 10^9/L at baseline
** Pending 12-week duration: met PR criteria on 4/30/2013 and converted to CR on 10/9/2013

patient 3 case report: histology shows bone marrow **complete remission**

Baseline | **3-months** post-imetelstat therapy


(200x)
(200x)
(200x)
Reticulin stain grade 2+
(200x)
Reticulin stain grade 0-1

Preliminary data presented at the 2013 ASH Annual Meeting Abstract #662 (Tefferi A, et al.)

Patient 3 - CR: **6-months** post-imetelstat therapy:

"Normocellular bone marrow with normal trilineage hematopoiesis.
No bone marrow fibrosis"


H&E 400X

remissions observed in preliminary data suggest disease-modifying activity in MF

Patient	Demo-graphics	Prior Therapy Includes	Bone Marrow	Anemia or Transfusion Requirement	Leuko-cytosis	Thrombo-cytosis	Leuko-erythro-blastosis	Organo-megaly by Palpation	Symptoms	Best Response per IWG
Arm A										
1	PMF, Int-2 risk	HU, IMiDs	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	n/a	**CR**
2	PMF, Int-2 risk	JAKi	CR	Response: transfusion independence	n/a	n/a	CR	Spleen tip: resolved	Weight loss: resolved	**CR****
Arm B										
3	Post-ET MF, High risk	HU	CR	n/a	Complete Response*	Complete Response	CR	Spleen 10cm: resolved	Night sweats: resolved	**CR**
4	PMF, Int-2 risk	HU	CR	Hemoglobin increased to ≥ 10 g/dL	Complete Response	Complete Response	CR	n/a	n/a	**PR**
5	PMF, High risk	HU	No CR	n/a	Complete Response*	Complete Response	CR	Spleen 8cm: resolved	Night sweats, Weight loss: resolved	**PR**

PMF = primary myelofibrosis; Post-ET MF = post-essential thrombocythemia myelofibrosis
HU = hydroxyurea; IMiDs = immunomodulatory agents; JAKi = JAK inhibitor
CR = complete remission; PR = partial remission; Complete response = resolution or normalization of blood counts; n/a = not applicable (not present at baseline)
* Marked leukocytosis or white blood cells (WBC) ≥ 25 x 10^9/L at baseline
** Pending 12-week duration: met PR criteria on 4/30/2013 and converted to CR on 10/9/2013

preliminary efficacy data suggest potential for broad clinical benefit

multiple disease characteristics affected

Secondary Endpoints	Arm A	Arm B	Total
Spleen Response (by palpation)	2/7 (28.6%)	3/6 (50%)	5/13 (38.5%)
Anemia Response	3/5 (60%)	1/7 (14.3%)	4/12 (33.3%)
Exploratory Endpoints	**Arm A**	**Arm B**	**Total**
Resolution of circulating blasts	6/6 (100%)	5/8 (62.5%)	11/14 (78.6%)
Normalization of leukocytosis	3/7 (42.9%)	4/8 (50%)	7/15 (46.7%)
Normalization of thrombocytosis	2/3 (66.7%)	5/6 (83.3%)	7/9 (77.8%)

- Symptoms response was observed in 10/13 (77%) patients



Definitions:

Spleen response: *either* ≥ 50% decrease if baseline ≥ 10 cm *or* becoming non-palpable if baseline 5 to < 10 cm measured by physical examination (palpable distance from the left costal margin)

Anemia response: *either* becoming transfusion independent if dependent at baseline *or* gaining ≥ 2 g/dL in hemoglobin level if transfusion-independent but with a hemoglobin level < 10 g/dL at baseline

Symptoms response: investigator-assessed 50% reduction from baseline in grade

Geron's analysis of Mayo Clinic IST preliminary efficacy data as of Oct 2013 from first 22 patients enrolled presented at Geron Investor & Analyst Event Dec 2013

geron

majority of the first 22 MF patients enrolled remain on imetelstat treatment

Patient Status	Arm A (n = 11)	Arm B (n = 11)	Total (n = 22)
Median months of follow-up (range)	7.6 (1.3 - 10.4)	4.8 (1.6 - 5.6)	5.3 (1.3 – 10.3)
On treatment	8 (73%)	9 (82%)	17 (77%)
Discontinued treatment	3 (27%)	2 (18%)	5 (23%)

Reason for Treatment Discontinuation	Arm A (n = 11)	Arm B (n = 11)
Lack of response	1	
Disease progression (spleen became palpable)		1
Transformation to CMML	1	
Died on study (unrelated)	1	
Died on study (related)		1

Geron's analysis of Mayo Clinic IST preliminary efficacy data as of Oct 2013 from first 22 patients enrolled presented at Geron Investor & Analyst Event Dec 2013

preliminary safety data in MF

non-hematologic adverse events not dose-limiting

Treatment-related non-hematologic toxicity of imetelstat among the first 33 patients enrolled with high or intermediate-2 risk myelofibrosis

	All patients (n=33)
Grade 1 nausea	5 (15%)
Grade 1 vomiting	1 (3%)
Grade 1/2 fatigue	4 (12%)
Grade 2 hyperbilirubinemia	2 (6%)
Grade 2 APTT increase	1 (3%)

- Similar and generally mild to moderate non-hematologic adverse events have also been observed in prior company-sponsored studies of imetelstat, including:
  - GI events
  - fatigue
  - liver function test abnormalities

Preliminary safety data from first 33 patients enrolled in the Mayo Clinic IST presented at the 2013 ASH Annual Meeting Abstract #662 (Tefferi A, et al.)

preliminary safety data in MF

myelosuppression is dose-limiting toxicity

Treatment-related hematologic toxicity of imetelstat among the first 33 patients enrolled with high or intermediate-2 risk myelofibrosis

Myelosuppression	All patients (n=33)	Arm A (n=19)	Arm B (n=14)
Grade 3/4 neutropenia	7 (21%)	2 (11%)	5 (36%)
Grade 3/4 thrombocytopenia	10 (30%)	5 (26%)	5 (36%)
Grade 3/4 anemia	4 (12%)	1 (5%)	3 (21%)
Grade 4 neutropenia	4 (12%)	**1 (5%)**	**3 (21%)**
Grade 4 thrombocytopenia	4 (12%)	**0**	**4 (29%)**
Grade 5 (death) CNS bleed and febrile neutropenia	1 (3%)	**0**	**1 (7%)**

- **Arm A** schedule adequately managed through dose hold rules and dose modifications
- **Arm B** schedule not sufficiently tolerable for further development
- **A focus for Geron's planned Phase 2 study** will be to evaluate alternative dosing regimens with a goal to further reduce myelosuppression without diminishing efficacy

Preliminary safety data from first 33 patients enrolled in the Mayo Clinic IST presented at the 2013 ASH Annual Meeting Abstract #662 (Tefferi A, et al.)

planned Geron-sponsored phase 2 study

preliminary design based on current input from FDA, investigators, experts

- **Key goal for the planned Phase 2 study** is to identify parameters that are appropriate for randomized Phase 3 trials designed to support potential full approval:
  - identify a dosing regimen that optimizes the benefit-risk profile, and
  - define and validate components of a composite remission endpoint based on modifications to the 2013 IWG criteria
- **Dosing regimens** expected to be evaluated:
  - 9.4 mg/kg q3 weeks, as in Arm A of the Mayo Clinic IST in MF
  - split dose of 9.4 mg/kg (e.g., 4.7 mg/kg d1 and d4) q3 weeks to evaluate the effect of reducing peak imetelstat concentrations (Cmax) without reducing total amount of drug delivered
  - 7.5 mg/kg q3 weeks to evaluate the effect of reducing the total amount of drug delivered
- **Components of a composite remission endpoint** expected to be evaluated include:
  - bone marrow (blasts, cellularity, fibrosis)
  - peripheral blood (neutrophil count, platelet count, hemoglobin, immature myeloid cells)
  - spleen and liver response (confirmed by imaging)
  - symptoms response (e.g., MF 7-day Total Symptom Score[1])
- **Components of a composite remission endpoint** expected to be validated by demonstrating:
  - rigorous and reproducible measurements
  - consistency of beneficial effects
  - durability



[1] MF 7-day TSS: early satiety, night sweats, itching, bone/muscle pain, pain under ribs, abdominal discomfort

planned Geron-sponsored phase 2 study

preliminary design based on current input from FDA, investigators, experts

High risk or intermediate-2 (DIPSS Plus)

Primary or secondary (post-PV or post-ET) myelofibrosis

n = ~150
Sites = 20-30

→

Eligibility:
Prior treatment with at least one
- hydroxyurea
- JAK inhibitor
- chemotherapy

→

- 9.4 mg/kg q3 weeks
- e.g., 4.7 mg/kg d1, d4: q3 weeks
- 7.5 mg/kg q3 weeks

→

1º Efficacy:
- Composite remission endpoint

Multiple 2º and Exploratory Endpoints
- Individual components of composite endpoint
- Additional evaluations of patient benefit, e.g., QOL
- Pharmacokinetics
- Correlative scientific investigations, e.g., mutational status

- Projected duration: ~3 years
- Estimated cost: $20-25 million (excluding costs for drug or internal personnel)

potential for broader development
in hematologic myeloid malignancies: AML & MDS

- **Mayo Clinic IST** enrolling additional cohorts:

blast-phase MF patients → imetelstat weekly

MDS subpopulations (including RARS[1]) → imetelstat q4 weeks



- **Data to inform** company-sponsored pilot studies in MDS and/or AML
- **Partnering may enable** a more comprehensive development plan in hematologic myeloid malignancies

[1] Refractory anemia with ringed sideroblasts

as of december 31, 2013

Company Statistics

- **employees:** 46
- **cash and investments:** ~$66 million
- **shares outstanding:** ~131 million
- **fully diluted shares** (with options and warrants outstanding): ~148 million



potential clinical milestones


2014
2015
2016
H1
H2
H1
H2
H1
H2
Current focus
Mayo Clinic IST in MF (ongoing)
Phase 2 study in MF (planned)
Broader opportunities
Potential pilot study in MDS*
Potential pilot study in AML*

*To be informed, in part, by the Mayo Clinic IST in MF, including cohorts with certain MDS sub-populations and blast-phase MF


Legend:
Finalize study design
Initiate study (FPI)
Data update (per investigator's decision)
Preliminary data expected/projected
Primary analysis expected/projected

geron



For further information, please contact:
Anna Krassowska, Ph.D., Investor Relations
+1.650.566.7127 or investor@geron.com